                         UNITED STATES BANKRUPTCY COURT             Exhibit 99.2
                           SOUTHERN DISTRICT OF TEXAS

   HOUSTON DIVISION

       CASE NAME:    Contour Energy E & P, LLC       Petition Date:   07/15/2002

                                                                             CASE NUMBER: 02-37741-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH                              October                                 YEAR 2002
==================================================================================================================================
                  MONTH                   July 15 - 31       August       September        October       November       December
----------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                             1,918,603     3,176,161      3,020,827       3,223,421
----------------------------------------------------------------------------------------------------------------------------------
INCOME BEFORE INT, DEPREC./TAX (MOR-6)       1,848,077     2,945,757        371,938       2,758,790
----------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS) (MOR-6)                    1,472,446     2,245,737       (100,444)      2,154,328
----------------------------------------------------------------------------------------------------------------------------------
PAYMENTS TO INSIDERS (MOR-9)                    43,644        84,731         86,539          84,513
----------------------------------------------------------------------------------------------------------------------------------
PAYMENTS TO PROFESSIONALS (MOR-9)                    0             0        156,623         168,852
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS (MOR-8)                 (1,638,686)   (6,777,756)    (3,794,242)    (10,605,098)
==================================================================================================================================

***The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States
Trustee***

                                                                                                                       CIRCLE ONE

------------------------------------------
 REQUIRED INSURANCE MAINTAINED              Are all accounts receivable being collected within terms?                  [Yes]    No
    AS OF SIGNATURE DATE           EXP.     Are all post-petition liabilities, including taxes, being paid within
                                   DATE     terms?                                                                     [Yes]    No
-----------------------------  -----------  Have any pre-petition liabilities been paid?                               [Yes]    No
CASUALTY     YES (X)  NO (  )  5 -  1 - 03
                               --  ---  --  If so, describe   Royalties, severance taxes, employee obligations (pursuant to court
LIABILITY    YES (X)  NO (  )  5 -  1 - 03                    ---------------------------------------------------------------------
                               --  ---  --                    orders)
VEHICLE      YES (X)  NO (  )  5 -  1 - 03                    -------
                               --  ---  --  Are all funds received being deposited into DIP bank accounts?             [Yes]    No
* WORKER'S   YES (X)  NO (  )    -    -
                               --  ---  --  Were any assets disposed of outside the normal course of business?          Yes    [No]
OTHER        YES (X)  NO (  )  5 -  1 - 03
------------------------------------------  If so, describe    ____________________________________________________________________
                                            Are all U.S. Trustee Quarterly Fee Payments current?
* Through Administaff (PPE provider)                                                                                   [Yes]    No

What is the status of your Plan of
Reorganization?
                                            _______________________________________________________________________________________

------------------------------------------
ATTORNEY NAME:   John F. Higgins, IV          I certify under penalty of perjury  that the following complete
FIRM:            Porter & Hedges              Monthly Operating Report  (MOR), consisting of MOR-1 through
ADDRESS:         700 Louisiana, Suite 3500    MOR-9 plus attachments, is true and correct.
ADDRESS:
CITY, STATE ZIP: Houston, TX 77002                      SIGNED  /s/ Rick G. Lester
                                                               --------------------------------------------------------------------
TELEPHONE:       713-226-0648
------------------------------------------
                      (ORIGINAL SIGNATURE)               TITLE Executive Vice President and Chief Financial Officer
                                                               --------------------------------------------------------------------

MOR 2 & 3
Contour Energy E&P, LLC (Case No. 02-37741-H2-11)

                                                          CEEP**            CEEP**            CEEP**               CEEP**
                                                      July 31, 2002    August 31, 2002  September 30, 2002    October 31, 2002
                                                     ===============   ===============  ===================  ==================
                        ASSETS
Cash and cash equivalents                                15,483,519        14,973,975        17,097,044            12,678,685
Accounts receivable                                       5,212,481         5,851,193         5,451,147             4,416,644
Accounts receivable-affiliates, net of elimination       20,653,859        17,814,375        15,579,746            13,921,669
Prepaid expenses and other current assets                 5,893,185         5,791,445         5,749,657             5,740,049
                                                       ------------      ------------      ------------          ------------
      Total current assets                               47,243,044        44,430,988        43,877,594            36,757,047

Unproved properties                                      15,159,633        15,112,893        14,965,238            14,922,436
Oil & gas properties, subject to amortization           179,279,127       179,897,265       180,258,254           180,247,657
Pipelines and other transportation assets, at cost        1,075,549         1,075,549         1,075,549             1,075,549
Furniture, fixtures and equipment                         3,828,061         3,828,061         3,828,061             3,828,061
                                                       ------------      ------------      ------------          ------------
      Total property and equipment                      199,342,370       199,913,768       200,127,102           200,073,703
Less: Accumulated DD&A                                 (143,832,406)     (144,530,703)     (145,002,647)         (145,607,109)
                                                       ------------      ------------      ------------          ------------
      Total properties and equipment, net                55,509,964        55,383,065        55,124,455            54,466,594

Loan costs, net                                                   0                 0                 0                     0
Restricted cash                                           7,100,000         7,200,000         7,300,000             7,400,000
Other non-current assets (goodwill and other)               752,139           748,688           886,982               871,523
Investment in subsidiaries                               47,264,472        48,331,404        47,383,916            49,039,774
                                                       ------------      ------------      ------------          ------------
       Total other assets                                55,116,611        56,280,092        55,570,898            57,311,297
                                                       ------------      ------------      ------------          ------------
Total Assets                                            157,869,619       156,094,145       154,572,947           148,534,938
                                                       ============      ============      ============          ============

                      LIABILITIES
Post-petition liabilities (MOR-4)                           221,699           466,860           606,933               721,672
Accounts payable and accrued expenses                     6,012,258         6,674,969         8,285,588             7,601,564
Accounts payable-affilates, net of elimination          246,035,913       241,966,262       239,626,358           233,511,381
Current portion of long-term debt                                 0                 0                 0                     0
                                                       ------------      ------------      ------------          ------------
      Total current liabilities                         252,269,870       249,108,091       248,518,879           241,834,617

Bank debt                                                         0                 0                 0                     0
Senior notes                                                      0                 0                 0                     0
Senior subordinated notes                                         0                 0                 0                     0
Senior secured notes                                              0                 0                 0                     0
Convertible subordinated notes                                    0                 0                 0                     0
Convertible subordinated debentures                               0                 0                 0                     0
Deferred federal income tax                                       0                 0                 0                     0
                                                       ------------      ------------      ------------          ------------
                                                                  0                 0                 0                     0
                                                       ------------      ------------      ------------          ------------
      Total liabilities                                 252,269,870       249,108,091       248,518,879           241,834,617

                 SHAREHOLDERS' EQUITY
Preferred stock                                                   0                 0                 0                     0
Common stock                                                     10                10                10                    10
Additional paid-in capital                              106,616,327       106,616,327       106,616,327           106,616,327
Retained earnings                                      (204,847,976)     (202,602,239)     (202,702,683)         (200,548,355)
Accumulated other comprehensive loss                      3,831,388         2,971,956         2,140,414               632,339
                                                       ------------      ------------      ------------          ------------
   Total Shareholders' Equity                           (94,400,251)      (93,013,946)      (93,945,932)          (93,299,679)
Total Liabilities and Shareholders' Equity              157,869,619       156,094,145       154,572,947           148,534,938
                                                       ============      ============      ============          ============
                                                                  0                 0                 0                     0


**  NOTE: CEEP balances include pro-rata share of Kelley Partners 1994
          Development Drilling Program and Kelley Partners 1992 Development Drilling Program Related investment and equity accounts have been eliminated within this column.

CASE NAME: Contour Energy E & P, LLC                CASE NUMBER:  02-37741-H4-11

                      SCHEDULE OF POST-PETITION LIABILITIES

====================================================================================================================================
                                                July 15 - 31        August          September       October      November   December
====================================================================================================================================
TRADE ACCOUNTS PAYABLE                                    91,066          134,665        193,348        287,971
================================================------------------------------------------------------------------------------------
TAX PAYABLE:
------------------------------------------------------------------------------------------------------------------------------------
Federal Payroll Taxes
------------------------------------------------------------------------------------------------------------------------------------
Severance Tax                                             32,582           65,707         59,741         57,170
------------------------------------------------------------------------------------------------------------------------------------
Ad Valorem Taxes                                           5,949           11,900         17,848         23,797
------------------------------------------------------------------------------------------------------------------------------------
Other Taxes                                                2,060            4,120          6,181          8,241
------------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES PAYABLE                                       40,591           81,727         83,770         89,208
------------------------------------------------------------------------------------------------------------------------------------
SECURED DEBT POST-PETITION
------------------------------------------------------------------------------------------------------------------------------------
ACCRUED INTEREST PAYABLE
------------------------------------------------------------------------------------------------------------------------------------
*ACCRUED PROFESSIONAL FEES:
------------------------------------------------------------------------------------------------------------------------------------
OTHER ACCRUED LIABILITIES:
------------------------------------------------------------------------------------------------------------------------------------
1  Royalties/Royalties Suspense                           90,042          250,468        329,815        344,493
------------------------------------------------------------------------------------------------------------------------------------
2 Estimated capital expenditures                        Detail          Detail           Detail          Detail
  and Operating Cost                                not available    not available    not available   not available
------------------------------------------------------------------------------------------------------------------------------------
3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL POST-PETITION LIABILITIES (MOR-3)                  221,699          466,860        606,933        721,672
====================================================================================================================================

* Payment Requires Court Approval.
                   MOR-4

CASE NAME:   Contour Energy E & P, LLC              CASE NUMBER:  02-37741-H4-11

                       AGING OF POST-PETITION LIABILITIES

                              MONTH - OCTOBER, 2002

====================================================================================================================================
        DAYS                TOTAL                 TRADE ACCTS        FED TAXES    STATE TAXES       AD-VALOREM,           OTHER
                                                                                                    OTHER TAXES
====================================================================================================================================
        0-30                    414,911                 171,179                                            65,179            178,553
------------------------------------------------------------------------------------------------------------------------------------
        31-60                   230,706                  56,756                                             8,009            165,941
------------------------------------------------------------------------------------------------------------------------------------
        61-90                    48,252                  40,243                                             8,009
------------------------------------------------------------------------------------------------------------------------------------
         91+                                             19,793                                             8,009
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL                           721,671                 287,971                                            89,206            344,494
======================-------------------===========================================================================================


                          AGING OF ACCOUNTS RECEIVABLE

====================================================================================================================================
        MONTH
====================================================================================================================================
      0-30 DAYS                5,178,637                5,178,637
----------------------------=============-------------------------------------------------------------------------------------------
     31-60 DAYS                1,042,567                1,042,567
---------------------------==============-------------------------------------------------------------------------------------------
     61-90 DAYS                  451,951                  451,951
----------------------------=============-------------------------------------------------------------------------------------------
      91 + DAYS                1,251,130                1,251,130
------------------------------------------------------------------------------------------------------------------------------------

----------------------------=============-------------------------------------------------------------------------------------------
        TOTAL                  7,924,285                7,924,285
-----------------------------------------===========================================================================================

        MOR-5

MOR 6
Contour Energy E&P, LLC (Case No. 02-37741-H2-11)

                                                    CEEP**            CEEP**              CEEP**               CEEP**
                                                  17 Days End       Month End           Month End             Month End
                                                 July 31, 2002   August 31, 2002    September 30, 2002    October 31, 2002
                                                 =============   ===============    ==================    ================
Oil & gas revenues                                 1,419,377         2,296,068           2,186,635            2,341,577
Hedging gain/(loss)                                  474,530           840,581             811,261              821,542
Gas marketing revenues, net                                0                 0                   0                    0
Interest & other income                               24,696            39,512              22,931               60,302
Gain on sale of oil & gas properties                       0                 0                   0                    0
                                                  ----------        ----------          ----------           ----------
      Total revenues                               1,918,603         3,176,161           3,020,827            3,223,421

Production expenses                                  427,608           617,330             777,119              916,683
Exploration expenses                                 212,653           419,431             466,054              698,856
General & administrative expenses                    188,846           260,575             458,228              504,950
Interest expense, net                                    241             1,722                 440                    0
Impairment of oil & gas properties                         0                 0                   0                    0
Depreciation, depletion, & amortization              375,390           698,298             471,942              604,462
                                                  ----------        ----------          ----------           ----------
      Total expenses                               1,204,738         1,997,356           2,173,783            2,724,951
                                                  ----------        ----------          ----------           ----------

Net income (loss) before subs                        713,865         1,178,805             847,044              498,470

Equity in earnings of subs                           758,581         1,066,932            (947,488)           1,655,858
                                                  ----------        ----------          ----------           ----------

Net income(Loss) before income taxes               1,472,446         2,245,737            (100,444)           2,154,328

Provision (benefit) for federal income taxes:
      Current                                              0                 0                   0                    0
      Deferred                                             0                 0                   0                    0

                                                  ----------        ----------          ----------           ----------
Net Income (Loss) before extraord. item            1,472,446         2,245,737            (100,444)           2,154,328
                                                                                                             ----------
                                                  ----------        ----------          ----------           ----------

Extraordinary item - retirement of debt                    0                 0                   0                    0

                                                  ----------        ----------          ----------           ----------
Net Income (Loss)                                  1,472,446         2,245,737            (100,444)           2,154,328
                                                  ----------        ----------          ----------           ----------

Preferred stock dividends                                  0                 0                   0                    0

                                                  ----------        ----------          ----------           ----------
Net Income (Loss) app. to common shares            1,472,446         2,245,737            (100,444)           2,154,328
                                                  ==========        ==========          ==========           ==========

** NOTE: CEEP balances include pro-rata share of Kelley Partners 1994 Development Drilling Program and Kelley Partners 1992 Development Drilling Program Related equity accounts have been eliminated within this column.

CASE NAME: Contour Energy E&P, LLC
CASE NUMBER: 02-37741-H2-11

----------------------------------------------------------------------------------------------------------------------------------
                                                  Period               Period               Period          Period         Period
Cash Receipt and                                 July 15 to          Aug. 1 to          Sept. 1 to       Oct. 1 to       Nov. 1 to
Disbursements                                     July 31              Aug. 31             Sept. 30         Oct. 31        Nov. 30
----------------------------------------------------------------------------------------------------------------------------------
                                      --------------------------------------------------------------------------------------------
Cash - Beginning of Period                      $11,177,881           $15,477,532        $14,971,407      $17,094,794
                                      --------------------------------------------------------------------------------------------

Receipts:
   Crude oil and natural gas                      5,850,020             6,045,329          5,908,329        6,155,595
   Joint interest and other                         178,317               316,302            104,300          127,990
                                      --------------------------------------------------------------------------------------------
Total Receipts                                    6,028,337             6,361,631          6,012,629        6,283,585
                                      --------------------------------------------------------------------------------------------

Disbursements:

     Payroll                                        198,797               422,981            409,128          407,685
     Royalties                                      987,860               777,934            706,114        1,018,894
     Severance Taxes                                195,933               138,634            134,369          127,877
     Interest payments                                    -             4,900,000          1,225,000        6,225,000
     Operations/Insurance                           190,519               397,438            434,522          645,044
     JIB Payments                                         -                 2,138            188,047          384,598
     Office Expense                                 136,027                70,371             89,084           84,310
     Delay Rentals                                   73,807                65,079             33,891           76,523
     Seismic and Leasehold                                -                57,525             52,442          339,366
     Development Capital                                  -                     -            293,200          994,467
     Miscellaneous                                   19,538                25,810              5,899           39,286
                                      --------------------------------------------------------------------------------------------
Total disbursements from Operations               1,802,481             6,857,910          3,571,696       10,343,050
                                      --------------------------------------------------------------------------------------------

   Professional fees                                      -                     -                  -                -
   U.S. Trustee fees                                      -                     -                  -           11,250
   Other reorganization expenses                     24,000                15,171            253,169          292,385

Total disbursements                               1,826,481             6,873,081          3,824,865       10,646,685

Net Cash Flow                                     4,201,856              (511,450)         2,187,764       (4,363,100)

Checks voided during period                         187,795                95,325             30,623           41,587

Other                                                     -                     -                  -            3,154

Transfer to MMS escrow account                      (90,000)              (90,000)           (95,000)         (98,000)

                                      -------------------------------------------------------------------------------------------
Cash - End of Period                            $15,477,532           $14,971,407        $17,094,794      $12,678,435
                                      ===========================================================================================

Restricted Cash - MMS escrow account            $ 7,105,987           $ 7,202,567        $ 7,302,250      $ 7,400,250
                                      ===========================================================================================

MOR-7

================================================================================
    CASE NAME: CONTOUR ENERGY E & P, LLC           CASE NUMBER: 02-37741-H4-11

                 CASH & CASH EQUIVALENTS ACCOUNT RECONCILIATION
       MONTH OF:        OCTOBER 2002
               ----------------------------------

                                    DISBURSING           ROYALTY         DISBURSING       FUNDING            PAYROLL     PETTY CASH
                                        02                 15                51             52                 54            55
            BANK NAME                  Chase            Bank One         Wells Fargo    Wells Fargo        Wells Fargo   Wells Fargo
    ---------------------------- -----------------  --------------    ---------------  -------------      -------------  -----------
    ACCOUNT NUMBER                   00100528943       540454725         540454725       4950004531         495004556     4950004572
    ACCOUNT TYPE                        CASH             CASH              CASH               CASH            CASH           CASH
    BANK BALANCE                             -                -                  -      1,013,385.97        8,276.21         567.26
    DEPOSIT IN TRANSIT                       -                -                  -          1,818.25               -        (130.00)
    OUTSTANDING CHECKS                       -                -        (604,565.35)                -               -       2,062.74
    ADJUSTED BANK BALANCE                    -                -        (604,565.35)     1,015,204.22        8,276.21       2,500.00
------------------------------------------------------------------------------------------------------------------------------------
    BEGINNING CASH - PER BOOKS               -                -        (275,162.02)     1,162,516.06        8,452.98       2,500.00
    RECEIPTS                                 -                -                  -      6,276,611.87               -              -
    TRANSFER BETWEEN ACCOUNTS                -                -       2,395,341.50        309,891.11               -              -
    (WITHDRAWAL) CONTRIBUTION-               -                -                  -                 -               -              -
    BY INDIVIDUAL DEBTOR MFR-2
    CHECKS / OTHER DISBURSEMENTS             -                -      (2,724,744.83)    (6,733,814.82)        (176.77)             -
    ENDING CASH - PER BOOKS                  -                -        (604,565.35)     1,015,204.22        8,276.21       2,500.00
====================================================================================================================================
                                     ROYALTY         UNRESTRICTED     INVESTMENT          FUNDING       INVESTMENT
                                        56                57              16                 19            21
            BANK NAME               Wells Fargo      Wells Fargo     Wells Fargo        Wells Fargo     Wells Fargo        TOTAL
    ----------------------------   ---------------  --------------  --------------   -------------- ------------------  ------------
    ACCOUNT NUMBER                 4000034686       12699393          12290797           12589594      CCMA: 013626

    ACCOUNT TYPE                      CASH            CASH           INVESTMENT         INVESTMENT      INVESTMENT
    BANK BALANCE                    445,519.69     3,899,067.25       8,298,014.92            501.02               -  13,665,332.32
    DEPOSIT IN TRANSIT                 (923.61)               -                  -                 -               -         764.64
    OUTSTANDING CHECKS             (385,159.67)               -                  -                 -               -    (987,662.28)
    ADJUSTED BANK BALANCE            59,436.41     3,899,067.25       8,298,014.92            501.02               -  12,678,434.68
------------------------------------------------------------------------------------------------------------------------------------
    BEGINNING CASH - PER BOOKS      203,277.41     3,799,017.28      12,196,844.94            500.89               -  17,097,947.54
    RECEIPTS                          3,818.11                -           3,155.06              0.13               -   6,283,585.17
    TRANSFER BETWEEN ACCOUNTS       998,702.50       100,049.97      (3,901,985.08)                -               -     (98,000.00)
    (WITHDRAWAL) CONTRIBUTION-               -                -                  -                 -               -              -
    BY INDIVIDUAL DEBTOR MFR-2
    CHECKS / OTHER DISBURSEMENTS (1,146,361.61)               -                  -                 -               - (10,605,098.03)
    ENDING CASH - PER BOOKS          59,436.41     3,899,067.25       8,298,014.92            501.02               -  12,678,434.68
====================================================================================================================================

  MOR - 8                                                                 Page 1

====================================================================================================================================
    CASE NAME: CONTOUR ENERGY E & P, LLC                                                                 CASE NUMBER: 02-37741-H4-11

                                          RESTRICTED CASH ACCOUNT RECONCILIATION
                                            MONTH OF:    OCTOBER 2002
                                                      --------------------

                                                        RESTRICTED
                                                           CASH
                                                            40
                  BANK NAME                                Chase                                                         TOTAL
    -------------------------------------------  -----------------------   ----------- ------------- ------------  -----------------
    ACCOUNT NUMBER                                   Escrow P200411.2

    ACCOUNT TYPE                                        INVESTMENT

    BANK BALANCE                                       7,400,250.28                                                     7,400,250.28

    DEPOSIT IN TRANSIT                                            -                                                                -

    OUTSTANDING CHECKS                                            -                                                                -

    ADJUSTED BANK BALANCE                              7,400,250.28*                                                    7,400,250.28

    --------------------------------------------------------------------------------------------------------------------------------

    BEGINNING CASH - PER BOOKS                         7,302,250.28                                                     7,302,250.28

    RECEIPTS                                                      -                                                                -

    TRANSFER BETWEEN ACCOUNTS                             98,000.00                                                        98,000.00

    (WITHDRAWAL) CONTRIBUTION-                                    -                                                                -
    BY INDIVIDUAL DEBTOR MFR-2

    CHECKS / OTHER DISBURSEMENTS                                  -                                                                -

    ENDING CASH - PER BOOKS                            7,400,250.28*                                                    7,400,250.28

    *NOTE:  ENDING BALANCE INCLUDES $250.28 UNRESTRICTED AS OF 10/31/02
====================================================================================================================================

MOR-8                                                                     Page 1

CASE NAME: Contour Energy E & P, LLC               CASE NUMBER:  02-37741-H4-11

                     PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101 (31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc) (Attach additional pages as necessary.)

====================================================================================================================================
            INSIDERS: NAME/POSITION/COMP TYPE     July 15 - 31      August       September      October        November     December
        (Payments for salaries, 401-k match,and
                  business expenses)
====================================================================================================================================
1.  Kenneth R. Sanders                                 $11,094.67     $22,189.34    $24,634.49    $22,598.07
------------------------------------------------------------------------------------------------------------------------------------

2.  Rick G. Lester                                     $ 8,413.82     $17,185.07    $17,163.66    $17,002.19
------------------------------------------------------------------------------------------------------------------------------------

3.   Keith E. Jordan                                   $ 7,742.16     $16,318.32    $15,822.32    $15,909.05
------------------------------------------------------------------------------------------------------------------------------------

4.  John D. Hellings                                   $ 8,871.87     $14,015.86    $14,015.86    $14,015.86
------------------------------------------------------------------------------------------------------------------------------------

5.  Robert J. Panaccione                               $ 5,220.02     $10,440.04    $10,440.04    $10,440.04
------------------------------------------------------------------------------------------------------------------------------------

6.  Eddie Taylor                                       $ 2,301.42     $ 4,582.84    $ 4,462.84     $4,547.48
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INSIDERS (MOR-1)                                 $43,643.96     $84,731.47    $86,539.21    $84,512.69
====================================================================================================================================

====================================================================================================================================
             PROFESSIONALS: NAME/ORDER DATE        July 15 - 31   August     September     October     November        December

====================================================================================================================================
Porter & Hedges, L.L.P.                                                       $128,648         $93,055
------------------------------------------------------------------------------------------------------------------------------------

Weil Gotshal & Manges, L.L.P.                                                 $ 27,975         $21,710
------------------------------------------------------------------------------------------------------------------------------------

Energy Spectrum                                                                                $54,087
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

TOTAL  PROFESSIONALS  (MOR-1)                          $0.00       $0.00      $156,623        $168,852
====================================================================================================================================

                MOR-9